UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 21, 2006
                        --------------------------------
                        (Date of earliest event reported)

                                 TELIPHONE CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                 000-28793              84-1491673
            -------                 ---------              ----------
            State of                Commission            IRS Employer
         Incorporation              File Number       Identification Number

                                1080 Beaver Hall
                                   Suite 1555
                              Montreal, Qc, CANADA
                                     H2Z 1S8
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-313-6010
                              --------------------
                           (Issuer's telephone number)

                              OSK CAPITAL II CORP.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 8.01  OTHER EVENTS.

On August 21, 2006, OSK Capital II, Corp. changed its name with the State of Nevada to Teliphone Corp. The Company will apply for a new CUSIP number and request a symbol change from the NASD to reflect the new name.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

None.



SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TELIPHONE CORP.



DATE: August 22, 2006

                           /s/ George Metrakos
                           ------------------------
                           George Metrakos
                           CEO and Chairman
                           TELIPHONE CORP.